Exhibit 99.2

FINAL FOR RELEASE

CHARLES RIVER ASSOCIATES (CRA)

THIRD QUARTER FISCAL YEAR 2017

EARNINGS ANNOUNCEMENT

PREPARED CFO REMARKS

CRA is providing these prepared remarks by CFO Chad Holmes in combination with its press release. These remarks are offered to provide the investment community with additional information on CRA’s financial results prior to the start of the conference call.

As previously announced, the conference call will be held October 26, 2017 at 10:00 a.m. ET. These prepared remarks will not be read on the call.

Q3 Fiscal 2017 Summary (Quarter ended September 30, 2017)

•                  Revenue and non-GAAP revenue: $91.3 million

•                  Net income: $3.2 million, or 3.5% of revenue; non-GAAP net income: $3.5 million, or 3.8% of revenue

•                  Earnings per diluted share: $0.38; non-GAAP earnings per diluted share: $0.41

•                  Operating margin: 6.2%; non-GAAP operating margin: 6.7%

•                  Effective tax rate: 41.7%; non-GAAP effective tax rate: 42.3%

•                  Utilization: 74%

•                  Cash and cash equivalents: $20.9 million at September 30, 2017

•                  Non-GAAP Adjusted EBITDA: $14.9 million, or 16.3% of non-GAAP revenue

•                  Consultant headcount at the end of Q3 of fiscal 2017: 639, which consists of 128 officers, 354 other senior staff and 157 junior staff

Revenue

Revenue was $91.3 million for Q3 of fiscal 2017, compared with revenue of $81.7 million for Q3 of fiscal 2016. Revenue for Q3 of fiscal 2017 and Q3 of fiscal 2016 included zero contribution from GNU (formerly known as “NeuCo”; see more details in the “Non-GAAP Financial Measures” section). Non-GAAP revenue was $91.3 million for Q3 of fiscal 2017, compared with non-GAAP revenue of $81.7 million for Q3 of fiscal 2016.

Headcount

The following table outlines our consultant headcount at the end of the stated quarters:

	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016
Officers	128	123	126	119	115
Other Senior Staff	354	326	340	270	270
Junior Staff	157	151	161	151	156
Total	639	600	627	540	541

Utilization

Companywide utilization in Q3 of fiscal 2017 was 74%, compared with 73% in Q3 of fiscal 2016.

SG&A Expenses

On a GAAP and non-GAAP basis, SG&A expenses were $20.8 million, or 22.8% of revenue in Q3 of fiscal 2017, compared with GAAP SG&A expenses of $16.7 million, or 20.4% of GAAP revenue in Q3 of fiscal 2016, and non-GAAP SG&A expenses of $16.6 million, or 20.3% of non-GAAP revenue in Q3 of fiscal 2016.

Commissions to non-employee experts are included in SG&A expenses. On a GAAP and non-GAAP basis, these commissions represented approximately 2.5% and 2.4% of revenue in Q3 of fiscal 2017 and Q3 of fiscal 2016, respectively. Excluding these commissions, non-GAAP SG&A expenses were 20.2% and 17.9% of non-GAAP revenue in Q3 of fiscal 2017 and Q3 of fiscal 2016, respectively.

Depreciation & Amortization

On a GAAP and non-GAAP basis, depreciation and amortization expense was $2.5 million for Q3 of fiscal 2017, compared with $1.9 million for Q3 of fiscal 2016.

Share-Based Compensation Expense

On a GAAP and non-GAAP basis, share-based compensation expense was approximately $1.6 million for Q3 of fiscal 2017, compared with $1.7 million for Q3 of fiscal 2016. On a GAAP and non-GAAP basis, this equates to 1.7% of revenue in Q3 of fiscal 2017, compared with 2.1% of revenue in Q3 of fiscal 2016.

Operating Income

Operating income was $5.6 million, or 6.2% of revenue, in Q3 of fiscal 2017, compared with operating income of $5.3 million, or 6.5% of revenue, in Q3 of fiscal 2016. Non-GAAP operating income was $6.1 million, or 6.7% of non-GAAP revenue, for Q3 of fiscal 2017, compared with $5.4 million, or 6.6% of non-GAAP revenue, for Q3 of fiscal 2016.

Interest and Other Expense, net

In Q3 of fiscal 2017, interest and other expense, net was $112,000 on a GAAP and non-GAAP basis. This compares with interest and other expense, net of $237,000 on a GAAP and non-GAAP basis in Q3 of fiscal 2016.

Income Taxes

The following table outlines our income tax provision recorded (in $000) and the resulting effective tax rates:

	GAAP		NON-GAAP
	Q3		Q3
	2017	2016	2017	2016
Tax Provision	$2,310	$1,909	$2,531	$1,909
Effective Tax Rate	41.7%	37.7%	42.3%	37.0%

Net Income

Net income for Q3 of fiscal 2017 was $3.2 million, or 3.5% of revenue, or $0.38 per diluted share, compared with net income of $3.2 million, or 3.9% of revenue, or $0.38 per diluted share, for Q3 of fiscal 2016. Non-GAAP net income for Q3 of fiscal 2017 was $3.5 million, or 3.8% of non-GAAP revenue, or $0.41 per diluted share, compared with $3.2 million, or 4.0% of non-GAAP revenue, or $0.39 per diluted share, for Q3 of fiscal 2016.

Non-GAAP Adjusted EBITDA

Non-GAAP Adjusted EBITDA for Q3 of fiscal 2017 was $14.9 million, or 16.3% of non-GAAP revenue, compared with $13.8 million, or 16.8% of non-GAAP revenue, for Q3 of fiscal 2016.

See the exhibit to CRA’s press release and the information provided below under the heading “Non-GAAP Financial Measures” for more details regarding the calculation of non-GAAP Adjusted EBITDA.

Constant Currency Basis

On a constant currency basis relative to Q3 of fiscal 2016, Q3 of fiscal 2017 revenue would have decreased by approximately $0.2 million to $91.1 million, and Q3 of fiscal 2017 net income would have decreased by approximately $0.1 million to $3.2 million, or 3.5% of revenue, or by approximately $0.01 per diluted share to $0.37 per diluted share.

Fiscal 2017 year-to-date revenue was $273.1 million, and fiscal 2017 year-to-date net income was $9.9 million, or 3.6% of revenue, or $1.15 per diluted share. On a constant currency basis relative to the first three quarters of fiscal 2016, fiscal 2017 year-to-date revenue would have increased by approximately $3.7 million to $276.7 million, and fiscal 2017 year-to-date net income would have increased by approximately $0.6 million to $10.4 million, or 3.8% of revenue, or by approximately $0.06 per diluted share to $1.21 per diluted share.

On a constant currency basis relative to Q3 of fiscal 2016, Q3 of fiscal 2017 non-GAAP revenue would have decreased by approximately $0.2 million to $91.1 million, Q3 of fiscal 2017 non-GAAP net income would have decreased by approximately $0.1 million to $3.4 million, or 3.7% of non-GAAP revenue, or by approximately $0.01 per diluted share to $0.40 per diluted share, and Q3 of fiscal 2017 non-GAAP Adjusted EBITDA would have decreased by approximately $0.1 million to $14.8 million, or 16.2% of non-GAAP revenue.

On a constant currency basis relative to the first three quarters of fiscal 2016, fiscal 2017 year-to-date non-GAAP revenue would have increased by approximately $3.7 million to $276.7 million, fiscal 2017 year-to-date non-GAAP net income would have increased by $0.6 million to $11.0 million, or 4.0% of revenue, or by $0.06 per diluted share to $1.28 per diluted share, and fiscal 2017 year-to-date non-GAAP Adjusted EBITDA would have increased by approximately $0.8 million to $44.9 million, or 16.2% of non-GAAP revenue.

A description of the process for calculating the measures presented on a constant currency basis is contained under the heading “Non-GAAP Financial Measures” below.

Key Balance Sheet Metrics

Billed and unbilled receivables at September 30, 2017 were $118.4 million, compared with $100.0 million at October 1, 2016. Current liabilities at September 30, 2017 were $97.4 million, compared with $80.2 million at October 1, 2016.

Total DSO in Q3 of fiscal 2017 were 114 days, consisting of 73 days of billed and 41 days of unbilled. This compares with 108 days we reported in Q3 of fiscal 2016, consisting of 67 days of billed and 41 days of unbilled.

Cash and Cash Flow

Cash and cash equivalents were $20.9 million at September 30, 2017 compared with $25.2 million at October 1, 2016.

Capital expenditures totaled approximately $2.7 million in Q3 of fiscal 2017, compared with $5.1 million in Q3 of fiscal 2016.

During Q3 of fiscal 2017, approximately 166,000 shares of common stock were repurchased for approximately $6.1 million.  A quarterly cash dividend of $0.14 per common share, for total dividends of $1.2 million, was paid in Q3 of fiscal 2017.

NON-GAAP FINANCIAL MEASURES

In addition to reporting its financial results in accordance with U.S. generally accepted accounting principles, or GAAP, CRA has also provided in these remarks and accompanying financial tables non-GAAP financial information. CRA believes that the use of non-GAAP measures in addition to GAAP measures is a useful method of evaluating its results of operations. CRA believes that presenting its financial results excluding the results of GNU123 Liquidating Corporation (“GNU”) formerly known as “NeuCo,” certain non-cash and/or non-recurring charges, and the other items identified below, and including presentations of Adjusted EBITDA and comparisons on a constant currency basis, is important to investors and management because they are more indicative of CRA’s ongoing operating results and financial condition. CRA also uses these non-GAAP measures in its budgeting process, and as performance criteria for some of its performance-based compensation. These non-GAAP financial measures should be considered in conjunction with, but not as a substitute for, the financial information presented in accordance with GAAP, and the results calculated in accordance with GAAP and reconciliations to those results should be carefully evaluated. The non-GAAP financial measures used by CRA may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Specifically, for the third quarter of fiscal 2017, and the year-to-date period ended as of the third quarter of fiscal 2017, CRA has excluded GNU’s results, impairments on certain intangible assets, and the revaluation changes of contingent consideration liabilities associated with prior acquisitions, and for the third quarter of fiscal 2016 and the year-to-date period ended as of the third quarter of fiscal 2016, CRA has excluded GNU’s results. Also, in calculating “Adjusted EBITDA” from net income (loss) attributable to CRA for these fiscal periods, CRA has excluded net income (loss) attributable to noncontrolling interests (net of tax); interest expense (income), net; provision for income taxes; other (income) expense, net; and the following non-cash expenses: depreciation and amortization, share-based compensation expenses, and amortization of forgivable loans.

Finally, CRA also believes that fluctuations in foreign currency exchange rates can significantly affect its financial results. Therefore, CRA provides a constant currency presentation to supplement disclosures regarding its results of operations and performance. CRA calculates constant currency amounts by converting its applicable fiscal period local currency financial results using the prior fiscal year’s corresponding period exchange rates. CRA has presented in these remarks its GAAP and non-GAAP revenue, net income, net income margin, and earnings per diluted share, and its non-GAAP Adjusted EBITDA and Adjusted EBITDA margin for the third quarter of fiscal 2017 on a constant currency basis relative to the third quarter of fiscal 2016 and for the year-to-date period of fiscal 2017 on a constant currency basis relative to the first three quarters of fiscal 2016.

A reconciliation between the historical GAAP and non-GAAP financial measures presented in these remarks is provided in CRA’s third-quarter fiscal 2017 press release posted to the Investor Relations section of CRA’s website at http://www.crai.com and in the financial tables below.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE QUARTER ENDED SEPTEMBER 30, 2017 COMPARED TO THE QUARTER ENDED OCTOBER 1, 2016

(In thousands, except per share data)

	Quarter Ended September 30, 2017					Quarter Ended October 1, 2016
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	Non-GAAP	% of
	Results	Revenues	(GNU and Other) (1)(2)	Results	Revenues	Results	Revenues	(GNU) (1)	Results	Revenues

Revenues	$91,325	100.0%	$—	$91,325	100.0%	$81,691	100.0%	$—	$81,691	100.0%
Cost of services (exclusive of depreciation and amortization)	62,422	68.4%	429	61,993	67.9%	57,832	70.8%	—	57,832	70.8%
Selling, general and administrative expenses	20,803	22.8%	26	20,777	22.8%	16,671	20.4%	95	16,576	20.3%
Depreciation and amortization	2,453	2.7%	—	2,453	2.7%	1,891	2.3%	—	1,891	2.3%
Income (loss) from operations	5,647	6.2%	(455)	6,102	6.7%	5,297	6.5%	(95)	5,392	6.6%

Interest and other income (expense), net	(112)	-0.1%	—	(112)	-0.1%	(237)	-0.3%	—	(237)	-0.3%
Income (loss) before provision for income taxes and noncontrolling interest	5,535	6.1%	(455)	5,990	6.6%	5,060	6.2%	(95)	5,155	6.3%
Provision for income taxes	(2,310)	-2.5%	221	(2,531)	-2.8%	(1,909)	-2.3%	—	(1,909)	-2.3%
Net income (loss)	3,225	3.5%	(234)	3,459	3.8%	3,151	3.9%	(95)	3,246	4.0%
Net (income) loss attributable to noncontrolling interests, net of tax	(11)	0.0%	(11)	—	0.0%	42	0.1%	42	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$3,214	3.5%	$(245)	$3,459	3.8%	$3,193	3.9%	$(53)	$3,246	4.0%

Net Income per share attributable to CRA International, Inc.:
Basic	$0.39			$0.42		$0.39			$0.39
Diluted	$0.38			$0.41		$0.38			$0.39

Weighted average number of shares outstanding:
Basic	8,149			8,149		8,177			8,177
Diluted	8,353			8,353		8,309			8,309

(1) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), formerly known as CRA’s majority owned subsidiary “NeuCo,” in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.

(2) This adjustment includes revaluation changes of contingent consideration liabilities associated with prior acquisitions.

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS INCLUDING A RECONCILIATION TO NON-GAAP RESULTS

FOR THE YEAR-TO-DATE PERIOD ENDED SEPTEMBER 30, 2017 COMPARED TO THE YEAR-TO-DATE PERIOD ENDED OCTOBER 1, 2016

(In thousands, except per share data)

	Year-To-Date Period Ended September 30, 2017					Year-To-Date Period Ended October 1, 2016
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	Non-GAAP	% of
	Results	Revenues	(GNU and Other) (1)(2)	Results	Revenues	Results	Revenues	(GNU) (1)	Results	Revenues

Revenues	$273,059	100.0%	$—	$273,059	100.0%	$245,210	100.0%	$826	$244,384	100.0%
Cost of services (exclusive of depreciation and amortization)	190,223	69.7%	726	189,497	69.4%	171,297	69.9%	455	170,842	69.9%
Selling, general and administrative expenses	59,778	21.9%	640	59,138	21.7%	52,748	21.5%	1,144	51,604	21.1%
Depreciation and amortization	6,652	2.4%	—	6,652	2.4%	5,861	2.4%	—	5,861	2.4%
Income (loss) from operations	16,406	6.0%	(1,366)	17,772	6.5%	15,304	6.2%	(773)	16,077	6.6%

Interest and other income (expense), net	(344)	-0.1%	250	(594)	-0.2%	3,210	1.3%	3,828	(618)	-0.3%
Income (loss) before provision for income taxes and noncontrolling interest	16,062	5.9%	(1,116)	17,178	6.3%	18,514	7.6%	3,055	15,459	6.3%
Provision for income taxes	(6,100)	-2.2%	604	(6,704)	-2.5%	(6,357)	-2.6%	(308)	(6,049)	-2.5%
Net income (loss)	9,962	3.6%	(512)	10,474	3.8%	12,157	5.0%	2,747	9,410	3.9%
Net income attributable to noncontrolling interests, net of tax	(82)	0.0%	(82)	—	0.0%	(1,327)	-0.5%	(1,327)	—	0.0%
Net income (loss) attributable to CRA International, Inc.	$9,880	3.6%	$(594)	$10,474	3.8%	$10,830	4.4%	$1,420	$9,410	3.9%

Net Income per share attributable to CRA International, Inc.:
Basic	$1.18			$1.25		$1.25			$1.09
Diluted	$1.15			$1.22		$1.24			$1.08

Weighted average number of shares outstanding:
Basic	8,332			8,332		8,581			8,581
Diluted	8,530			8,530		8,653			8,653

(1) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), formerly known as CRA’s majority owned subsidiary “NeuCo,” in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.

(2) These adjustments also include impairments on certain intangible assets and revaluation changes of contingent consideration liabilities associated with prior acquisitions.

CRA INTERNATIONAL, INC.

UNAUDITED ADJUSTED EBITDA INCLUDING A RECONCILIATION TO NON-GAAP ADJUSTED EBITDA

FOR THE FISCAL QUARTER ENDED SEPTEMBER 30, 2017 COMPARED TO THE FISCAL QUARTER ENDED OCTOBER 1, 2016

(In thousands)

	Quarter Ended September 30, 2017					Quarter Ended October 1, 2016
		GAAP	Adjustments to		Non-GAAP		GAAP	Adjustments to		Non-GAAP
	GAAP	% of	GAAP Results	Non-GAAP	% of	GAAP	% of	GAAP Results	Non-GAAP	% of
	Quarter Ended	Revenues	(GNU and Other) (1)(2)	Quarter Ended	Revenues	Quarter Ended	Revenues	(GNU) (1)	Quarter Ended	Revenues

Revenues	$91,325	100.0%	$—	$91,325	100.0%	$81,691	100.0%	$—	$81,691	100.0%

Net income (loss) attributable to CRA International, Inc.	$3,214	3.5%	$(245)	$3,459	3.8%	$3,193	3.9%	$(53)	$3,246	4.0%
Net loss attributable to noncontrolling interests, net of tax	11	0.0%	11	—	0.0%	(42)	-0.1%	(42)	—	0.0%
Net income (loss)	3,225	3.5%	(234)	3,459	3.8%	3,151	3.9%	(95)	3,246	4.0%
Interest expense, net	116	0.1%	—	116	0.1%	129	0.2%	—	129	0.2%
Provision for income taxes	2,310	2.5%	(221)	2,531	2.8%	1,909	2.3%	—	1,909	2.3%
Depreciation and amortization	2,453	2.7%	—	2,453	2.7%	1,891	2.3%	—	1,891	2.3%
EBITDA	8,104	8.9%	(455)	8,559	9.4%	7,080	8.7%	(95)	7,175	8.8%
Share-based compensation expenses	1,580	1.7%	—	1,580	1.7%	1,687	2.1%	—	1,687	2.1%
Amortization of forgivable loans	4,738	5.2%	—	4,738	5.2%	4,784	5.9%	—	4,784	5.9%
Other (income) expense, net	(4)	0.0%	—	(4)	0.0%	108	0.1%	—	108	0.1%
Adjusted EBITDA	$14,418	15.8%	$(455)	$14,873	16.3%	$13,659	16.7%	$(95)	$13,754	16.8%

	Year-To-Date Period Ended September 30, 2017					Year-To-Date Period Ended October 1, 2016
	GAAP	GAAP	Adjustments to	Non-GAAP	Non-GAAP	GAAP	GAAP	Adjustments to	Non-GAAP	Non-GAAP
	Year-to-Date	% of	GAAP Results	Year-to-Date	% of	Year-to-Date	% of	GAAP Results	Year-to-Date	% of
	Period Ended	Revenues	(GNU and Other) (1)(2)	Period Ended	Revenues	Period Ended	Revenues	(GNU) (1)	Period Ended	Revenues

Revenues	$273,059	100.0%	$—	$273,059	100.0%	$245,210	100.0%	$826	$244,384	100.0%

Net income (loss) attributable to CRA International, Inc.	$9,880	3.6%	$(594)	$10,474	3.8%	$10,830	4.4%	$1,420	$9,410	3.9%
Net income (loss) attributable to noncontrolling interest, net of tax	82	0.0%	82	—	0.0%	1,327	0.5%	1,327	—	0.0%
Net income (loss)	9,962	3.6%	(512)	10,474	3.8%	12,157	5.0%	2,747	9,410	3.9%
Interest expense, net	361	0.1%	—	361	0.1%	356	0.1%	7	349	0.1%
Provision for income taxes	6,100	2.2%	(604)	6,704	2.5%	6,357	2.6%	308	6,049	2.5%
Depreciation and amortization	6,652	2.4%	—	6,652	2.4%	5,861	2.4%	—	5,861	2.4%
EBITDA	23,075	8.5%	(1,116)	24,191	8.9%	24,731	10.1%	3,062	21,669	8.9%
Share-based compensation expenses	4,628	1.7%	—	4,628	1.7%	4,786	2.0%	—	4,786	2.0%
Amortization of forgivable loans	14,995	5.5%	—	14,995	5.5%	14,024	5.7%	—	14,024	5.7%
Other (income) expense, net	(15)	0.0%	(250)	235	0.1%	(3,566)	-1.5%	(3,836)	270	0.1%
Adjusted EBITDA	$42,683	15.6%	$(1,366)	$44,049	16.1%	$39,975	16.3%	$(774)	$40,749	16.7%

(1) These adjustments include activity related to GNU123 Liquidating Corporation (“GNU”), formerly known as CRA’s majority owned subsidiary “NeuCo”, in the Company’s GAAP results. In April 2016, substantially all of GNU’s assets were sold.

(2) These adjustments also include impairments on certain intangible assets and revaluation changes of contingent consideration liabilities associated with prior acquisitions.

CRA INTERNATIONAL, INC.

 UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

 (In thousands)

	September 30,	December 31,
	2017	2016

Assets
Cash and cash equivalents	$20,899	$53,530
Accounts receivable and unbilled, net	118,355	91,789
Other current assets	18,685	25,192
Total current assets	157,939	170,511

Property and equipment, net	41,062	36,381
Goodwill and intangible assets, net	98,396	77,449
Other assets	37,023	39,301
Total assets	$334,420	$323,642

Liabilities and shareholders’ equity
Current liabilities	$97,388	$94,100
Long-term liabilities	28,855	21,659
Total liabilities	126,243	115,759

Total shareholders’ equity	208,177	207,883
Total liabilities and shareholders’ equity	$334,420	$323,642

CRA INTERNATIONAL, INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Year-To-Date	Year-To-Date
	September 30,	October 1,
	2017	2016
Operating activities:
Net income	$9,962	$12,157
Adjustments to reconcile net income to net cash provided by operating activities, net of effect of acquired businesses:
GNU gain on sale of business	(250)	(3,836)
Non-cash items, net	16,514	14,476
Accounts receivable and unbilled services	(27,133)	(15,501)
Working capital items, net	8,698	8,917
Net cash provided by operating activities	7,791	16,213

Investing activities:
Consideration relating to acquisitions, net	(16,163)	—
Purchases of property and equipment	(5,366)	(11,808)
GNU cash proceeds from sale of business assets	250	1,100
Net cash used in investing activities	(21,279)	(10,708)

Financing activities:
Issuance of common stock, principally stock option exercises	2,950	1,448
Payments on notes payable	—	(75)
Borrowings under line of credit	11,500	7,500
Repayments under line of credit	(11,500)	(7,500)
Cash paid on dividend equivalents	(25)	—
Cash dividend paid to shareholders	(3,529)	—
Excess tax benefits from share based compensation	—	55
Tax withholding payments reimbursed by restricted shares	(703)	(490)
Repurchases of common stock	(19,528)	(19,318)

Net cash used in financing activities	(20,835)	(18,380)

Effect of foreign exchange rates on cash and cash equivalents	1,692	(80)

Net decrease in cash and cash equivalents	(32,631)	(12,955)
Cash and cash equivalents at beginning of period	53,530	38,139

Cash and cash equivalents at end of period	$20,899	$25,184

Noncash investing and financing activities:
Issuance of common stock for acquired business	$3,044	$44
Purchases of property and equipment not yet paid for	$2,568	$1,234
Purchases of property and equipment paid by a third party	$1,640	$—
Asset retirement obligations	$—	$1,479
Supplemental cash flow information:

Cash paid for income taxes	$7,297	$3,959
Cash paid for interest	$248	$327